# venaxis™

## Investor Presentation

*April 2013*


APPY 1
by Venaxis

venaxis™

Nasdaq: ***APPY***

# Important Cautions Regarding Forward-Looking Statements

Certain statements made in this presentation are "forward-looking statements" of Venaxis, Inc. (“Venaxis") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Venaxis believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors Venaxis believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Venaxis. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete required product development and modifications in a timely and cost effective manner, complete clinical trial activities for the *APPY*1 Test required for FDA submission, obtain FDA clearance or approval, maintain CE Mark, cost effectively manufacture and generate revenues from the *APPY*1 products at a profitable price point, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets. Furthermore, Venaxis does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in Venaxis’ recent filings with the SEC, including its Form 10-K for the year ended December 31, 2012, filed on March 26, 2013.

venaxis

# Venaxis at a Glance

- 1st Blood Test Designed to Aid in Identification of Patients at Low Risk for Acute Appendicitis
- Addresses Significant Unmet Medical Need
- Currently Conducting Pivotal Trial in the U.S.
- Recently Obtained CE Mark
- Scalable Sales Strategy and Business Model
- High Margin “Razor/Razor-Blade” Test Business
- Strong IP Portfolio in the U.S., Europe and Other Major Markets



APPY
Test

# Business Evolution 2000 to 2013

**2000**

Founded to produce purified proteins for diagnostic applications

**2003**



Commenced appendicitis diagnostic development (appendicitis test, ELISA format)

Completed pivotal trial

Did not meet primary endpoint

**2010**



Completed product development of new 3-marker test

Demonstrated positive results from 500-patient pilot study (age 2-20)

**2011**

Submitted Pre-IDE package

Successfully out-licensed animal health business



**2012**



Corporate/Product re-branding

Granted CE mark

Initial EU market development and launch

**2013**



Conducted FDA follow-up to Pre-IDE meeting

Commenced enrollment for 2000-patient pivotal trial (age 2-20)

venaxis

# Venaxis Today

| | |
|---|---|
| **Industry Experienced Management Team** | Steve Lundy – Over 20 years of experience in diagnostics. Led the launches of several molecular diagnostic tests at GeneOhm (division of BD)<br>Don Hurd – Chief Commercial Officer with sales and marketing experience at BioBehavioral Diagnostics, MicroPhage, Siemens and Bayer |
| **Human Diagnostics-focused Board** | Daryl Faulkner – Ex-President and CEO of Digene (acquired by Qiagen)<br>John Landon – Ex Chair Cholestech (acquired by Alere)<br>Sue Evans – VP Scientific Affairs Beckman Coulter, Past President AACC |
| **New Product Development Strategy** | 2011 pilot study showed sensitivity of 97% and specificity of 43%<br>Obtained CE mark for *APPY*1 appendicitis test in January 2013<br>FDA pivotal trial results expected in Q4 2013 |
| **New Commercial Organization** | Company re-branding complete & new marketing plan near completion<br>European market development efforts underway<br>Europe limited launch in 2013 (Benelux, Italy, UK, France, Germany) |
| **Streamlined Operations** | Sub-licensed entire animal health portfolio to French animal health company |

venaxis™

# Existing Clinical Workflow Promotes Use of Imaging

*Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis*



*Emergency Room History, Physical Exam & Risk Assessment Triage*

*CBC Lab Test Standard of Practice*



*Physician Decision*



*Imaging*



*Appendectomy*



**Diagnostic Need**



*Conservative Management*

venaxis™

# Assessing Abdominal Pain – A Worldwide Clinical Challenge

## Approximately 22.2 million emergency visits for abdominal pain in U.S. and Europe annually[1,2]

### U.S.

**Imaging is over utilized[3]**

- CT use has increased dramatically since the 1990s.[4] Current usage is >35% of abdominal pain patients[1]
- Approximately 3.7 million CT scans for abdominal pain annually[1]
- Significant number of ultrasound procedures reflexed to CT scans, resulting in significant increase in time and cost. [5]

### Europe

**Increased length of stay related to lack of diagnostic tests**

- Low adoption of CT due to concern for radiation and access to testing[3]
- CBC (>72% of abdominal pain patients)[1] and ultrasound are predominant diagnostic regimes in ER abdominal pain presenters[2]
- Triage in ER driven largely by clinical impression

venaxis™

[1]Extracted From CDC data *National Hospital Ambulatory Medical Care Survey 2010* by Venaxis, Inc. [2]EU Market Study by Venaxis, Inc. (Benelux, France, Italy, Germany, UK). [3]FDA White Paper 2010, "Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging." [4]Larson et al. Radiology. 2011; 259(3): 793-801. [5] 2011 APPY1 Pilot Study

# A Critical Clinical Need in Assessing Pediatric and Adolescent Abdominal Pain

*"Evaluating children for appendicitis is difficult, and strategies have been sought to improve the precision of the diagnosis."*

*– David S. Huckins, M.D.*

*Newton-Wellesley Hospital, Newton, MA*



venaxis

# CT Scans Over-utilized, Especially in Low to Moderate Risk Patients

## The CT Era: Usage has increased ~500% since 1995[1]

### Why the concern?

- Over-utilization
- Radiation exposure/cancer risk
- Increased cost
- Delay in time to surgery

### Why the increase?

- Highly accurate if appendix is visualized
- Decreases negative appendectomy rates
- Ability to diagnose other conditions

**In two recent clinical studies, the percentage of patients suspected of appendicitis who received CT scans were nearly identical in both the lower-to-moderate and high-risk groups, indicating over-utilization***



% of Patients Receiving CT Scan
41%
74/ 181
36%
116/ 324
45%
57/
39%
69/
Lower/Mod Risk
High Risk
Clinical Study 2010
Pilot Study 2011

[1]Larson et al. Radiology. 2011; 259(3): 793-801.
*Risk groups in the 2010 study assessed by modified Alv. scoring system (9 of the 10 Alv. items). Risk groups in the 2011 study assessed by modified scoring system (3 of the 10 Alv. items). 2010 study included all patients while the 2011 study was limited to ages 2-20. Sponsored and conducted at U.S. hospitals by Venaxis.

venaxis

# A Single CT Scan Increases Cancer Risk Significantly

- Children and adolescents are highly vulnerable to the oncogenic, long term effects of exposure to high doses of ionizing radiation (i.e. CT) [1]
- Up to 2% of all U.S. cancers will result from CT use[2]
- The earlier the exposure, the more likely to die from cancer later in life (see chart below)
- CT over-utilized due to a lack of diagnostic alternative


Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging
February 2010
FDA

**Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10mCy[1]**


Risk of Death from Cancer
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80
Age at Exposure (yr)

***"…a substantial increase in the use of CT in children who visit EDs in the United States underscores the need for special attention to this vulnerable population…"[3]***

venaxis

[1]Brenner, Rev on Environmental Health, 2010; 25(1):63-67. [2]Brenner et al. New England Journal of Medicine. 2007; 357:2277-84. [3]Larson et al. Radiology. 2011; 259(3): 793-801.

# An Objective, Actionable Blood Test is Highly Valued

**Approximately 22.2 million emergency visits for abdominal pain in U.S. and Europe annually[1]**

| *Objective Data* | *Negative Predictive Value > 90%* | *Rapid Results Turnaround* |
|---|---|---|

APPY1*



APPY1



[1]Results from Venaxis' survey of 22 ED physicians. Conducted Spring 2012
**APPY*1 Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S.

venaxis

# *APPY*1 Test – Designed to Fulfill the Need for a Simple Blood Test

## Multi-marker blood test: MRP8/14, CRP, WBC

*APPY*1 test result by proprietary algorithm

Hospital lab WBC value entered into instrument



APPY Reader
APPY
Test
by venaxis

Immunoassay quantitatively measures MRP 8/14 and CRP

venaxis

# Encouraging Results from 2011 Clinical Study

| Study Metrics | |
|---|---|
| Hospital Sites | 11 |
| Subjects Analyzed (age 2-20) | 503 |
| Prevalence of Appendicitis | 29% |
| CT Imaging Rate | 37% |

***Multi-Marker Panel:***

- **MRP8/14**
- **C-Reactive Protein (CRP)**
- **White Blood Cell Count (WBC)**

**_APPY1_ Test Multi-Marker Data***
**AA+ = 144, AA- = 359**
AA+ = Acute Appendicitis AA- = No Acute Appendicitis

| Metric | Results (95% CI) |
|---|---|
| **NPV** Probability that a patient with a negative test result will not have the disease | **97%** (93-99) |
| **Sensitivity** Probability that a patient with the disease will have a positive test result | **97%** (92-99) |
| **Specificity** Probability that a patient without the disease will have a negative test result | **43%** (38-48) |

These study results were the subject of six presentations at **2012 Society for Academic Emergency Medicine** meetings

venaxis

*These data are from a marker evaluation pilot study and are being validated in a blinded, prospective clinical study using the *APPY1* System.

# Application of Multiple Biomarkers Leads to Improved Performance


Neutrophil Activation
Appendix
LUMEN
BACTERIA
RBC
BLOODSTREAM
NEUTROPHIL

**MRP 8/14**


Leukocytosis
Cytokine
Signaling
Bone Marrow
Appendix
White Blood Cells

**WBC**


Acute Phase Response
Cytokine
Signaling
Liver
Appendix
Acute Phase
Proteins

**C-Reactive Protein**

***Proprietary Algorithm Combines Biomarker Values***

## *APPY*1 Test

venaxis

*APPY1 would be performed when patient presents in the ER*

# The Power of a "True Negative" Test



Subjects Enrolled
N = 503
Home
n = 63
AA+ n=0
AA – n=63
Imaging
n = 397
Surgery
n = 43
AA+ n=41
AA – n=2
n = 309
n = 88
Ultrasound / Other n = 309
Ultrasound Reflex
n=97
AA+ n=21
AA– n=76
CT Scan n = 185 (total)
Home
AA+ n = 0
AA– n = 157
Surgery
AA+ n = 50
AA– n = 5
31% (97/309) of Ultrasound Tests Were Reflexed to CT Scan
Home
AA+ n = 5
AA– n = 128
Surgery
AA+ n = 48
AA– n = 4
Patients underwent US but did not have appendicitis
46% were negative by APPY1 Test
Patients underwent CT but did not have appendicitis
43% were negative by APPY1 Test

venaxis

AA+ = Acute Appendicitis AA– = No Acute Appendicitis

# *APPY*1 Test* Potential Value - Fewer Imaging Procedures

*Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis*



*Emergency Room History, Physical Exam & Risk Assessment Triage*

*CBC Lab Test Standard of Practice*



+



*Physician Decision*



*Imaging*



*Appendectomy*



If *APPY1* Test is Negative

Imaging anticipated to be used more effectively when used in conjunction with *APPY*1



*Conservative Management*

venaxis™

*APPY1 Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S

# Large Market Potential For *APPY1* Test

## *U.S.*[1]

**10.4 million ER visits for abdominal pain**

**7.5 million blood tests (CBC) for abdominal pain**

**1 million blood tests age 2 – 20**

## *Europe*[2]

**11.8 million ER visits for abdominal pain**

**8.6 million blood tests (CBC) for abdominal pain**

**2 million blood tests age 2 – 20**


APPY1

***APPY1 Test***
*initial target market*

venaxis

[1]Extracted From CDC data NHAMCS 2010 by Venaxis. [2]EU Market Study 2012 by Venaxis, Inc. (Benelux, France, Italy, Germany, UK)

# Illustrative Revenue Opportunity

| (In thousands except for ASP and percentages) | Actual | Illustrative Estimates | | |
|---|---|---|---|---|
| | 2010A(U.S)[1]/2012A(EU)[2] | 2014E | 2015E | 2016E |
| **U.S. Abdominal Pain Market** | | | | |
| Annual number of adolescent abdominal pains | 2,107 | 2,100 | 2,100 | 2,100 |
| Annual number blood draws for CBCs | 1,064 | 1,100 | 1,100 | 1,100 |
| *% penetration assumed* | | *2%* | *8%* | *15%* |
| Annual number of adult abdominal pains | 8,310 | 8,300 | 8,300 | 8,300 |
| Annual number blood draws for CBCs | 6,471 | 6,400 | 6,400 | 6,400 |
| *% penetration assumed* | | | | *3%* |
| Number of APPY1 tests | | 22 | 88 | 357 |
| APPY1 ASP[3] | | $50-$75 | $50-$75 | $50-$75 |
| U.S. revenues | | $1,100 – $1,650 | $4,400 – $6,600 | $17,850 – $26,775 |
| **European Abdominal Pain Market** | | | | |
| Annual number of adolescent abdominal pains | 3,568 | 3,600 | 3,600 | 3,600 |
| Annual number blood draws for CBCs | 2,632 | 2,600 | 2,600 | 2,600 |
| *% penetration assumed* | | *2%* | *8%* | *15%* |
| Annual number of adult abdominal pains | 11,983 | 12,000 | 12,000 | 12,000 |
| Annual number blood draws for CBCs | 8,912 | 8,900 | 8,900 | 8,900 |
| *% penetration assumed* | | | | *3%* |
| Number of APPY1 tests | | 52 | 208 | 657 |
| APPY1 ASP[3,4] | | $30-$50 | $30-$50 | $30-$50 |
| OUS revenues | | $1,560 – $2,600 | $6,240 – $10,400 | $19,710 – $32,850 |
| **Total Revenues** | | **$2,660 – $4,250** | **$10,640 – $17,000** | **$37,560 – $59,625** |
| *% growth* | | | *300%* | *251%* |

***For illustrative purposes only and does not constitute a financial forecast or projection of future company performance**

Note: *APPY1* is initially expected for use in pediatric patients (2-20). TAM is based upon total potential population. The *APPY1* Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S.

[1]Source: Most recently published NHAMCS data from the CDC found at http://www.cdc.gov/nchs/ahcd/ahcd_questionnaires.htm#public_use

[2]Source: EU Market Study 2012 by Venaxis, Inc. (Benelux, France, Italy, Germany, UK, Turkey)

[3]ASP based on preliminary estimated revenues for our APPY1 products. Actual pricing has not yet been established

[4]Represents estimated Venaxis sales price to distributors

venaxis

# Advancing *APPY1* Toward Commercialization

| *Product Development* | *Regulatory Development* | *Market Development* |
|---|---|---|
| ✓ Design freeze<br>✓ Manufacturing process<br>✓ Design validation | ✓ Pre-IDE submission<br>✓ CE Marking obtained<br>✓ Pivotal clinical trial commenced (enrolling patients)<br>• FDA submission (pending) | ✓ European distribution strategy<br>✓ Key opinion leaders (KOLs)<br>• Early adopter accounts<br>• Further studies/ publications<br>• U.S. sales force deployment/expansion |

venaxis

# European and U.S. Market Development Activities

1. Engage EU-based Consultant
2. KOL & Early Adopter Relationships
3. Launch in Key Countries Following CE Mark
4. Establish Relationship with EU Distributors
5. Additional Studies/Publications
6. Increase Sales Market Penetration
7. Replicate EU Market Development in U.S.





venaxis

# Europe Progress Since CE Mark Announcement

| Milestone | Progress |
|---|---|
| • Market potential validated in the following countries (UK, Benelux, Germany, Italy, France, Turkey) | Completed |
| • Initial meetings & discussions with all distributors per country of interest | Completed |
| • Identify distributors of choice (countries of interest) | Completed |
| • Visited & demonstrate *APPY1* product to 3-5 hospitals in each country (key opinion leaders from both ER & Lab) | On-going |
| • Announcements of initial agreements in Benelux, Italy and Turkey | Completed |
| • Working to qualify top 40 hospitals for market development & performing studies to demonstrate economic value of *APPY1* | On-going |
| • Training commences for in-country partners | Q2, 2013 |
| • Product shipments and begin hospital market development studies | Q2, 2013 |

venaxis™

# APPY1 FDA 2012 Clinical Trial Metrics

| | |
|---|---|
| Number of Evaluable Patients | ~2,000 |
| Anticipated Clinical Trial Sites | ~28 |
| Enrollment Commenced | Q1 2013 |
| Estimated Clinical Trial Length | 6-8 months |
| FDA Submission* | Q4 2013 |

venaxis

*Pending achievement of expected patient enrollment and study results.

# Well Positioned to Develop Next Generation Products

Clinical Samples → Biomarker Discovery → Assay Development → Algorithm Development → Clinical Trial → Regulatory Approvals

**Venaxis has:**

- Demonstrated in-house capabilities for assay and algorithm development
- Thousands of well-characterized appendicitis samples available for future biomarker discovery
- Identified partners who can help accelerate assay development while keeping investment low
- Positioned itself as the leader in this space

# Exciting Abdominal Pain Product Opportunity

APPY1



APPY1

- 3 marker panel
- High sensitivity/moderate specificity
- "Rule out" aid



0.6
0.5
0.4
0.3
0.2
0.1
0.0
Density
4
5
6
7
8
9
APPY1 Test Result

APPY2

**Development Goals**

- Enhanced performance
- High sensitivity AND specificity
- Improve diagnostic utility to rule out AND rule in for AA
- New testing platform for other tests



0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
Density
0
2
4
6
8
10
APPY Hypothetical #2

Non-Appendicitis — Appendicitis

venaxis

# Timeline of Significant Planned Milestones*

Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014

**Regulatory Milestones**

- U.S. Clinical Trial (6-8 Months & ~2,000 Evaluable Patients )
- FDA Submission

**Commercial Milestones**

- Engage EU Based Consultant & EU Launch
- Choose EU Distributors
- EU Market Development (KOLs & Early Adopters Relationships)
- Identify 5-8 KOL Hospital Sites Per Country (Generate Early Data Studies)
- Hire/Train U.S. Sales Force

venaxis

*Date estimates are based on current information and expectations; timeline may change due to regulatory input and other unforeseen factors

## Significant Barriers to Competition

- **Expanding APPY1 Test Patent Coverage**
  - Multi-Marker Coverage for APPY1
    - Patent application filed November 2012
      - Novel combinations of variables
      - Algorithms for *APPY*1 Test calculations



The United States of America

- **Proprietary Antibodies**
  - Uniquely developed MRP 8/14 antibodies
  - Patents Secured for MRP 8/14 in Appendicitis
    - Patents issued in the U.S., Europe and other major markets
    - Pending: Canada, Brazil, India, and others

venaxis

# Key Financial Stats: APPY (NASDAQ: CM)

| Summary Capitalization | |
|---|---|
| Market Cap. (3-15-13) | $23.0M |
| Shares Outstanding (3-15-13) | 10.0M |
| Public Float, est. (3-15-13) | 9.9M |
| Options and Warrants Outstanding (3-15-13):<br>Number<br>Average Exercise Price | <br>1.7mm<br>$7.94 |

| Balance Sheet Highlights | |
|---|---|
| Cash & Equiv. *(mrq)* | $12.1M |
| Total Assets *(mrq)* | $16.6M |
| Total Liabilities *(mrq)* | $5.9M |

*(mrq)* – As of Dec 31, 2012

venaxis™

# Experienced Management Team

| | |
|---|---|
| **Steve Lundy**<br>President & CEO | 25 years commercial leadership in several high growth diagnostic companies resulting in combined exit value of >$1 billion |
| **Don Hurd**<br>Senior Vice President & Chief Commercial Officer | 30 years commercial leadership in medical diagnostic & device companies. Commercial experience in both large corporate companies and start up |
| **Jeff McGonegal, CPA**<br>Chief Financial Officer | Former audit partner with national CPA firm for 20+ years, expertise in public company SEC reporting, financings and M&A |
| **Glen Paul Freiberg, RCA**<br>Regulatory Affairs | Regulatory, quality, and clinical expertise, numerous 510(k) & PMA clearances/approvals; world-wide regulatory experience |
| **Lyndal Hesterberg, Ph.D.**<br>R&D & Product Development | 30 years experience in medical diagnostics industry including research, product development, clinical operations, and development and launch of multi-marker diagnostic tests |

# Board Members with Diagnostic Experience

**Daryl J. Faulkner** – Prior CEO Digene (acquired by QIAGEN), Invitrogen (merged w/ Life Technologies Corp.), Abbott Labs

**John Landon** – Prior Director of Digene, Chair of Cholestech (acquired by Alere), and VP & General Manager, DuPont Medical Products

**Susan Evans** – VP Scientific Affairs Beckman Coulter, Past President AACC (American Assoc. Clinical Chemistry)

venaxis™

# Venaxis at a Glance

- 1st Blood Test Designed to Aid in Identification of Patients at Low Risk for Acute Appendicitis
- Addresses Significant Unmet Medical Need
- Currently Conducting Pivotal Trial in the U.S.
- Recently Obtained CE Mark
- Scalable Sales Strategy and Business Model
- High Margin "Razor/Razor-Blade" Test Business
- Strong IP Portfolio in the U.S., Europe and Other Major Markets



venaxis™